Exhibit 10.2
FIRST AMENDMENT
TO
AMENDED AND RESTATED
OPERATING AGREEMENT
OF
KYKUIT RESOURCES, LLC
     THIS FIRST AMENDMENT TO AMENDED AND RESTATED OPERATING AGREEMENT OF KYKUIT RESOURCES, LLC (the “Amendment”) is entered into as of this 17th day of December, 2007 (the “Effecive Date”), by and between the undersigned Members of KYKUIT RESOURCES, LLC, an Ohio Limited Liability Company (the “Company”).
     WHEREAS, on October 24, 2007, the undersigned Members of the Company entered into the Amended and Restated Operating Agreement of Kykuit Resources, LLC (the “Operating Agreement”); and
     WHEREAS, the parties hereto desire to amend the Operating Agreemnt pursuant to the terms and conditions set forth herein.
     NOW THEREFORE, in consideration of Ten Dollars ($10.00), and for other good and valuable consideration, the sufficiency of which is hereby acknowledged, the undersigned Members here agree as follows:
     1. From and after the the Effective Date of this Amendment, the Unit Ownership of the Members shall be as set forth in the Revised Exhibit “C” which is attached hereto and incorporated herein by this reference.
     2. From and after the Effective Date of this Amendment, all refererences in the Operating Agreement to “Units” or “Unit Ownership” or “proportion to Unit Ownership” or “Membership Interest” shall refer to the allocation of Unit Ownership reflected in the column of Revised Exhibit C attached hereto entitled “Actual Unit Ownership” and/or “Actual Percentage of Unti Ownership”.
     3. From and after the Effective Date of this Amendment, the two columns of Revised Exhibit C entitled “Effective Unit Ownership for Hemus Participating Wells” and “Percentage of Unit Ownership for Hemus Participating Wells” reflect the effective ownership of each Member for those operations of the Company in which Hemus, Ltd. opts to participate on a twenty-five percent (25%) basis pursuant to the Joint Venture Development Agreemnent that was entered into by and between the Company and and Hemus, Ltd. on or about August 3, 2007.
     4. The Operating Agreement is hereby revived and ratified and shall be in full force and effect subject to the modifications stated herein.
     5. This Amendment may be executed in counterparts, each constituting a duplicate original, but all counterparts shall constitute one and the same Amendment. Signatures transmitted by by facsimile or email shall be deemed originals for all purposes.
     6. In the event of a conflict or inconsistency between the provisions of this Amendment and the Operating Agreement, the provisions of this Amendment shall control and govern.

     IN WITNESS WHEREOF, this Amendment has been executed as of this date first above written.

/s/ Gregory J. Osborne
John D. Oil and Gas Company
By: Gregory J. Osborne
Its: President

/s/ James W. Garrett
Energy West Resources, Inc.
By: James W. Garrett
Its: President and Chief Operating Officer

/s/ Sam Petros
Petros Development Co., LLC
By: Sam Petros
Its: Manager

/s/ Richard M. Osborne
Richard M. Osborne, Trustee U/T/A 1-13-95

CCAG Limited Partnership
By: TGF Corporation
Its: General Partner

/s/ Steven A. Calabrese
By: Steven A. Calabrese, President of
TGF Corporation

/s/ Steven A. Calabrese
R.C. Enterprises & Development, LLC
By: Steven A. Calabrese
Its: Managing Member